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                                                                    Exhibit 23.1


                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements on Form S-3 (No. 333-04607 and 333-83484) of Chase Credit Card Master Trust and Chase Manhattan Bank USA, National Association of our report dated March 25, 2002 appearing as Exhibit
99.3 of this Form 10-K.



/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP

New York, New York
March 25, 2002